SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-A

       For Registration of Certain Classes of Securities
             Pursuant to Section 12(b) or (g) of the
                  Securities Exchange Act of 1934


                         SOVEREIGN BANCORP, INC
          ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


Pennsylvania                                  23-2453088
-----------------------                     ---------------
(State of Incorporation                     (I.R.S. Employer
or organization)                             Identification No.)


2000 Market Street
Philadelphia, Pennsylvania                         19103
--------------------------                       ----------
(Address of principal                            (Zip Code)
executive offices)

Securities to be registered pursuant to Section 12(b) of the
Act:

Title of each class              Name of each exchange on which
to be so registered             each class is to be registered
-------------------              -----------------------------
      Units                          New York Stock Exchange

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), please check the following box. [x]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this Form relates: Not applicable

Securities to be registered pursuant to section 12(g) of the
Act:  Not applicable



Item 1.  Description of Registrant's Securities to be
Registered.

     The description of the Registrant's Units, is incorporated herein by reference to "Description of the Units" set forth on pages S-127 to S-131 of Registrant's Prospectus Supplement, dated November 8, 1999, as filed with the Commission on November 12, 1999.

Item 2.  Exhibits.

Number   Description

2.1 Specimen of Unit (Incorporated herein by reference to Exhibit 2.1 of the Registrant's Registration Statement on Form 8-A (the "Form 8-A") filed with the Commission on November 15, 1999).

2.2 Specimen of Trust Preferred Security (Incorporated herein by reference to Exhibit A to Exhibit 2.1 of the Form 8-A).

2.3 Specimen of Warrant (Incorporated herein by reference to Exhibit B to Exhibit 2.1 of the Form 8-A).

2.4 Articles of Incorporation, as amended and restated, of Sovereign Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.1 of the Registrant's
         Registration Statement No.333-86961 on Form S-3 filed with the Commission on September 13, 1999).

2.5 Bylaws of Sovereign Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.2 to the Registrant's
         Annual Report on Form 10-K for the fiscal year ended
         December 31, 1998).



                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly authorized this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             SOVEREIGN BANCORP, INC.
                                   (Registrant)


Date:  July 3, 2001          By:/s/ James D. Hogan
                                 James D. Hogan,
                                 Chief Financial Officer



                        EXHIBIT INDEX

Number   Description

2.1 Specimen of Unit (Incorporated herein by reference to Exhibit 2.1 of the Registrant's Registration Statement on Form 8-A (the "Form 8-A") filed with the Commission on November 15, 1999).

2.2 Specimen of Trust Preferred Security (Incorporated herein by reference to Exhibit A to Exhibit 2.1 of the Form 8-A).

2.3 Specimen of Warrant (Incorporated herein by reference to Exhibit B to Exhibit 2.1 of the Form 8-A).

2.4 Articles of Incorporation, as amended and restated, of Sovereign Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.1 of the Registrant's
         Registration Statement No.333-86961 on Form S-3 filed with the Commission on September 13, 1999).

2.5 Bylaws of Sovereign Bancorp, Inc. (Incorporated herein by reference to Exhibit 3.2 to the Registrant's
         Annual Report on Form 10-K for the year ended
         December 31, 1998).